CONSULTING SERVICES AGREEMENT


CONSULTING SERVICES AGREEMENT (this "Agreement") is entered into as of November 30, 2005 by and between Walker Financial Corporation (the "Company"), and Terence Byrne, (the "Consultant").

                                    RECITALS

      A. The Company desires to be assured of the association and services of Consultant and to avail itself of Consultant's experience, skills, abilities, knowledge and background and is therefore willing to engage Consultant upon the terms and conditions set forth herein; and

      B. Consultant agrees to be engaged and retained by the Company upon the terms and conditions set forth herein.

                                    AGREEMENT

      NOW, THEREFORE, in consideration of the premises and the covenants, agreements and obligations set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby covenant and agree as follows:

      1. CONSULTING SERVICES. Consultant shall, on a part-time basis, provide financial analysis and business development services to the Company (the "Consulting Services"). Under no circumstances shall the Consultant provide services relating to obtaining equity financing for the Company.

      2. TERM. The term of this Agreement shall commence as of the date hereof and shall be effective a period of nine months (the "Term"). This agreement may be extended under the same terms by mutual agreement between Consultant and the Company.

      3. DIRECTION, CONTROL AND COORDINATION. Consultant shall perform the Consulting Services under the sole direction and with the approval of the Company's Board of Directors or an officer of the Company to whom such direction is delegated by resolution of the Board of Directors.

      4. DEDICATION OF RESOURCES. Consultant shall devote such time, attention and energy as is necessary to perform and discharge the duties and responsibilities under this Agreement in an efficient, trustworthy and professional manner.

      5. STANDARD OF PERFORMANCE. Consultant shall use its best reasonable efforts to perform its consulting services as an advisor to the Company in an efficient, trustworthy and professional manner. Performance of the Consulting Services shall be determined at the sole discretion of the Consultant.


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      6.    COMPENSATION. The Company shall pay Consultant $ 340,000 for its services. The Company may pay Consultant by issuing Walker Financial Corporation common stock at an issuance price of $ .30 (the "Common Stock") in exchange for the Consulting Services. All such shares shall be tradable without restriction. Under no circumstances shall any of the Common Stock be returnable, refundable or cancelable by the Company.

      7. KNOWLEDGE OF INVESTMENT AND ITS RISKS. Consultant has knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of Consultant's investment in the Common Stock. Consultant understands that an investment in the Company represents a high degree of risk and there is no assurance that the Company's business or operations will be successful. Consultant has considered carefully the risks attendant to an investment in the Company, and that, as a consequence of such risks, Consultant could lose Consultant's entire investment in the Company.

      8. ACCREDITED INVESTOR. The Consultant is an "Accredited Investor," as that term is defined by Rule 501 of Regulation D promulgated under the Securities Act.

      9. DISCLOSURE. Consultant has reviewed information provided by the Company in connection with the decision to purchase the Stock, including Consultant's publicly-available filings with the SEC. The Company has provided Consultant with all the information that Consultant has requested in connection with the decision to purchase the Common Stock. Consultant further represents that Consultant has had an opportunity to ask questions and receive answers from the Company regarding the business, properties, prospects and financial condition of the Company. All such questions have been answered to the full satisfaction of Consultant.

      10. ADDITIONAL COVENANTS. Consultant covenants that it shall not engage in any activities which are in connection with the offer or sale of securities of the Company in a capital-raising transaction or directly or indirectly promote or maintain a market for the Company's securities.

      11. CONFIDENTIAL INFORMATION. Consultant recognizes and acknowledges that by reason of performance of Consultant's services and duties to the Company (both during the Term and before or after it) Consultant has had and will continue to have access to confidential information of the Company and its affiliates, including, without limitation, information and knowledge pertaining to products and services offered, inventions, innovations, designs, ideas, plans, trade secrets, proprietary information, advertising, distribution and sales methods and systems, and relationships between the Company and its affiliates and customers, clients, suppliers and others who have business dealings with the Company and its affiliates ("Confidential Information"). Consultant acknowledges that such Confidential Information is a valuable and unique asset and covenants that it will not, either during or for three (3) years after the term of this Agreement, disclose any such Confidential Information to any person for any reason whatsoever or use such Confidential Information (except as its duties hereunder may require) without the prior written authorization of the Company, unless such information is in the public domain through no fault of the Consultant or except as may be required by law. Upon the Company's request, the Consultant will return all tangible materials containing Confidential Information to the Company.

      12. RELATIONSHIP. This agreement does not create, and shall not be construed to create, any joint venture or partnership between the parties, and may not be construed as an employment agreement. No officer, employee, agent, servant, or independent contractor of Consultant nor its affiliates shall at any time be deemed to be an employee, agent, servant, or broker of the Company for any purpose whatsoever solely as a result of this Agreement, and Consultant shall have no right or authority to assume or create any obligation or liability, express or implied, on the Company's behalf, or to bind the Company in any manner or thing whatsoever.

      13. NOTICES. Any notice required or desired to be given under this Agreement shall be in writing and shall be deemed given when personally delivered, sent by an overnight courier service, or sent by certified or registered mail to the following addresses, or such other address as to which one party may have notified the other in such manner:


            If to the Company:     Mr. Mitchell Segal
                                   Walker Financial Corporation
                                   990 Stewart Avenue
                                   Garden City, New York 11530

            If to the Consultant:  Mr. Terence Byrne
                                   150 E/ 57th Street, Suite 31B
                                   New York, NY  10022

      17. APPLICABLE LAW. The validity, interpretation and performance of this Agreement shall be controlled by and construed under the laws of the State of New York.

      18. SEVERABILITY. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provisions of this Agreement.

      19. WAIVER OF BREACH. The waiver by either party of a breach of any provision of this Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by such party. No waiver shall be valid unless in writing and signed by an authorized officer of the Company or Consultant.

      20. ASSIGNS AND ASSIGNMENT. This Agreement shall extend to, inure to the benefit of and be binding upon the parties hereto and their respective permitted successors and assigns; provided, however, that this Agreement may not be assigned or transferred, in whole or in part, by the Consultant except with the prior written consent of the Company.

      21. ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties with respect to its subject matter. It may not be changed orally but only by an agreement in writing signed by the party against whom enforcement of any waiver, change, modification, extension, or discharge is sought.

      22. COUNTERPARTS. This Agreement may be executed by facsimile and in counterparts each of which shall constitute an original document, and both of which together shall constitute the same document.

IN WITNESS WHEREOF, the parties have executed this Agreement on the day and year first above written.


WALKER FINANCIAL CORPORATION


By:
   --------------------------------
Name:
     ------------------------------
Title:
      -----------------------------


Terence Byrne




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